Net deferred tax position	12 Months Ended
Dec. 31, 2020
Income Taxes [Abstract]
Net deferred tax position	Net deferred tax position
An analysis of the net deferred tax position is set forth below:

(€ million)	2020		2019	2018
Deferred taxes on:
Consolidation adjustments (intragroup margin in inventory)	1,142		1,270	1,195
Provision for pensions and other employee benefits	1,213		1,327	1,166
Remeasurement of other acquired intangible assets	(3,083)	(a)	(2,656)	(3,740)
Recognition of acquired property, plant and equipment at fair value	(27)		(33)	(31)
Equity interests in subsidiaries and investments in other entities(b)	(522)		(421)	(437)
Tax losses available for carry-forward	1,327		1,323	1,341
Stock options and other share-based payments	88		142	110
Accrued expenses and provisions deductible at the time of payment(c)	1,399		1,405	1,394
Other(d)	905		783	201
Net deferred tax asset/(liability)	2,442		3,140	1,199
(a) As of December 31, 2020, includes remeasurements of the acquired intangible assets of Bioverativ (€1,021 million), Principia (€547 million), Genzyme (€367 million) and Synthorx (€315 million).
(b) In some countries, Sanofi is liable for withholding taxes and other tax charges when dividends are distributed. Consequently, Sanofi recognizes a deferred tax liability on the reserves of French and foreign subsidiaries (approximately €47.8 billion) which it regards as likely to be distributed in the foreseeable future. In determining the amount of the deferred tax liability as of December 31, 2020, Sanofi took into account changes in the ownership structure of certain subsidiaries, and the effects of changes in the taxation of dividends in France following the ruling of the Court of Justice of the European Union in the Steria case and the resulting amendments to the 2015 Finance Act.
(c) Includes deferred tax assets related to restructuring provisions, amounting to €307 million as of December 31, 2020, €259 million as of December 31, 2019, and €218 million as of December 31, 2018.
(d) The 2019 movement in the "Other" line mainly comprises the recognition of a deferred tax asset on an internal transfer of intangible assets.

The reserves of Sanofi subsidiaries that would be taxable if distributed but for which no distribution is planned, and for which no deferred tax liability has therefore been recognized, totaled €11.5 billion as of December 31, 2020, compared with €10.9 billion as of December 31, 2019 and €10.2 billion as of December 31, 2018.
Most of Sanofi’s tax loss carry-forwards are available indefinitely. For a description of policies on the recognition of deferred tax assets, refer to Note B.22. For each tax consolidation, the recognition of deferred tax assets is determined on the basis of profit forecasts that are consistent with Sanofi’s medium-term strategic plan, and taking into consideration the tax consequences of the strategic opportunities available to Sanofi within the period of availability of tax loss carry-forwards and the specific circumstances of each tax consolidation. Deferred tax assets relating to tax loss carry-forwards as of December 31, 2020 amounted to €1,658 million, of which €331 million were not recognized. This compares with €1,640 million as of December 31, 2019 (of which €317 million were not recognized) and €1,651 million as of December 31, 2018 (of which €310 million were not recognized).
The table below shows when tax losses available for carry-forward are due to expire:

(€ million)	Tax losses available for carry-forward(a)
2021	53
2022	37
2023	36
2024	10
2025	38
2026 and later	6,341
Total as of December 31, 2020	6,515
Total as of December 31, 2019	6,401
Total as of December 31, 2018	6,100
(a) Excluding tax loss carry-forwards on asset disposals. Such carry-forwards amounted to €6 million as of December 31, 2020, and €1 million as of December 31, 2019 and December 31, 2018.

Use of tax loss carry-forwards is limited to the entity in which they arose. In jurisdictions where tax consolidations are in place, tax losses can be netted against taxable income generated by entities in the same tax consolidation.
Deferred tax assets not recognized because their future recovery was not regarded as probable given the expected results of the entities in question amounted to €346 million in 2020, €340 million in 2019 and €298 million in 2018.